NEW WORLD FUND, INC.
                             333 South Hope Street
                       Los Angeles, California 90071-1406
                              Phone (213) 486 9200

Because the electronic format for filing Form N-SAR does not provide adequate space for responding to Items 72DD1 and 72DD2, 73A1 and 73A2, 74U1 and74U2, and 74V1 and 74V2 correctly, the correct answers are as follows:

Item 72DD1 and 72DD2
Total income dividends for which record date passed during the period

------------------ --------------------------------
Share Class            Total Income Dividends
                          (000's omitted)
------------------ --------------------------------
------------------ --------------------------------
Class A            $14,276
------------------ --------------------------------
------------------ --------------------------------
Class B            $183
------------------ --------------------------------
------------------ --------------------------------
Class C            $124
------------------ --------------------------------
------------------ --------------------------------
Class F            $377
------------------ --------------------------------
------------------ --------------------------------
Total              $14,960
------------------ --------------------------------
------------------ --------------------------------
Class 529-A        $72
------------------ --------------------------------
------------------ --------------------------------
Class 529-B        $10
------------------ --------------------------------
------------------ --------------------------------
Class 529-C        $15
------------------ --------------------------------
------------------ --------------------------------
Class 529-E        $4
------------------ --------------------------------
------------------ --------------------------------
Class 529-F        $0
------------------ --------------------------------
------------------ --------------------------------
Class R-1          $0
------------------ --------------------------------
------------------ --------------------------------
Class R-2          $11
------------------ --------------------------------
------------------ --------------------------------
Class R-3          $14
------------------ --------------------------------
------------------ --------------------------------
Class R-4          $1
------------------ --------------------------------
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Class R-5          $417
------------------ --------------------------------
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Total              $544
------------------ --------------------------------

Item 73 A1 and 73A2
Distributions per share for which record date passed during the period

-------------------- -------------------------------------------
Share Class             Dividends from Net Investment Income
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class A              $0.2520
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class B              $0.1153
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class C              $0.1666
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class F              $0.2788
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-A          $0.2701
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-B          $0.2135
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-C          $0.1964
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-E          $0.2386
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-F          $0.2724
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-1            $0.2461
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-2            $0.2515
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-3            $0.2647
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-4            $0.1835
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-5            $0.2960
-------------------- -------------------------------------------


Item 74U1 and 74U2
------------------
Number of shares outstanding

------------------ ----------------------------------
Share Class               Shares Outstanding
                            (000's omitted)
------------------ ----------------------------------
------------------ ----------------------------------
Class A            59,703
------------------ ----------------------------------
------------------ ----------------------------------
Class B            2,050
------------------ ----------------------------------
------------------ ----------------------------------
Class C            1,548
------------------ ----------------------------------
------------------ ----------------------------------
Class F            2,793
------------------ ----------------------------------
------------------ ----------------------------------
Total              66,094
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-A        499
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-B        103
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-C        156
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-E        28
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-F        35
------------------ ----------------------------------
------------------ ----------------------------------
Class R-1          15
------------------ ----------------------------------
------------------ ----------------------------------
Class R-2          239
------------------ ----------------------------------
------------------ ----------------------------------
Class R-3          236
------------------ ----------------------------------
------------------ ----------------------------------
Class R-4          24
------------------ ----------------------------------
------------------ ----------------------------------
Class R-5          1,776
------------------ ----------------------------------
------------------ ----------------------------------
Total              3,111
------------------ ----------------------------------

Item 74V1 and 74V2
Net asset value per share (to nearest cent)

----------------------- -------------------------
                            Net Asset Value
Share Class                    Per Share
----------------------- -------------------------
----------------------- -------------------------
Class A                 $25.60
----------------------- -------------------------
----------------------- -------------------------
Class B                 $25.29
----------------------- -------------------------
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Class C                 $25.18
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Class F                 $25.52
----------------------- -------------------------
----------------------- -------------------------
Class 529-A             $25.56
----------------------- -------------------------
----------------------- -------------------------
Class 529-B             $25.25
----------------------- -------------------------
----------------------- -------------------------
Class 529-C             $25.28
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----------------------- -------------------------
Class 529-E             $25.46
----------------------- -------------------------
----------------------- -------------------------
Class 529-F             $25.54
----------------------- -------------------------
----------------------- -------------------------
Class R-1               $25.33
----------------------- -------------------------
----------------------- -------------------------
Class R-2               $25.34
----------------------- -------------------------
----------------------- -------------------------
Class R-3               $25.56
----------------------- -------------------------
----------------------- -------------------------
Class R-4               $25.68
----------------------- -------------------------
----------------------- -------------------------
Class R-5               $25.66
----------------------- -------------------------